Fees Summary	Dec. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,693,842.25
Previously Paid Amount	0.00
Total Fee Amount	4,929.32
Total Offset Amount	0.00
Net Fee	$ 4,929.32